UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 11, 2002


     MERISTAR HOSPITALITY
  OPERATING PARTNERSHIP, L.P.                 MERISTAR HOSPITALITY FINANCE CORP
(Exact name of Registrant as                    (Exact name of Registrant as
   specified in its Charter)                      specified in its Charter)

         DELAWARE                                       DELAWARE
  (State of Incorporation)                      (State of Incorporation)

         75-2648837                                     52-2321015
(IRS Employer Identification No.)              (IRS Employer Identification No.)


  MERISTAR HOSPITALITY FINANCE CORP II     MERISTAR HOSPITALITY FINANCE CORP III
(Exact name of Registrant as                    (Exact name of Registrant as
   specified in its Charter)                      specified in its Charter)

         DELAWARE                                       DELAWARE
  (State of Incorporation)                      (State of Incorporation)

             --                                         46-0467463
(IRS Employer Identification No.)              (IRS Employer Identification No.)


                           1010 WISCONSIN AVENUE, N.W.
                             WASHINGTON, D.C. 20007
                                 (202) 965-4455
                   (Address, including zip code, and telephone
                    number, including area code, of Principal
               Executive Offices of all of the above registrants)

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                                    FORM 8-K



ITEM 9.  REGULATION FD DISCLOSURE

         Because of the merger of Interstate Hotels Corporation and MeriStar Hotels & Resorts, Inc., which resulted in the formation of Interstate Hotels & Resorts, Inc. ("IHR") and the increased scale of IHR, MeriStar Hospitality Corporation (the "Parent"), the parent of the Registrant, and IHR plan to further separate the management teams of the Parent and IHR, reducing the amount of overlap between the management teams. Paul W. Whetsell will remain Chairman and Chief Executive Officer of both the Parent and IHR. The Registrant has decided to commence a search for a Chief Financial Officer. No other definitive decisions have been reached with respect to the composition of the management teams of the Parent and IHR.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 11, 2002

                                   MERISTAR HOSPITALITY OPERATING
                                   PARTNERSHIP, L.P.

                                   BY:  MERISTAR HOSPITALITY CORPORATION,
                                        ITS GENERAL PARTNER


                                   By:  /s/ Paul W. Whetsell
                                        ---------------------------------------
                                        Name:   Paul W. Whetsell
                                        Title:  Chairman and Chief Executive
                                                Officer



                                   MERISTAR HOSPITALITY FINANCE CORP.


                                   By:  /s/ Paul W. Whetsell
                                        ---------------------------------------
                                        Name:   Paul W. Whetsell
                                        Title:  President



                                   MERISTAR HOSPITALITY FINANCE CORP. II


                                   By:  /s/ Paul W. Whetsell
                                        ---------------------------------------
                                        Name:   Paul W. Whetsell
                                        Title:  President



                                   MERISTAR HOSPITALITY FINANCE CORP. III


                                   By:  /s/ Paul W. Whetsell
                                        ---------------------------------------
                                        Name:   Paul W. Whetsell
                                        Title:  President